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                                  EXHIBIT 23(a)
                 CONSENT OF DELOITTE & TOUCHE LLP, DAYTON, OHIO


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                                                                   Exhibit 23(a)

                          Independent Auditors' Consent

         We consent to the incorporation by reference in this Post Effective Amendment No. 1 to Registration Statement No. 333-12681 of The Reynolds and Reynolds Company on Form S-8 of our report dated November 12, 1997, appearing in the Annual Report on Form 10-K of The Reynolds and Reynolds Company for the year ended September 30, 1997.

DELOITTE & TOUCHE LLP

/s/ Deloitte & Touche LLP

Dayton, Ohio
October 19, 1998